UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2014

Resource Real Estate Opportunity REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-54369

Maryland	27-0331816
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

(215) 231-7050
(Registrant’s telephone number, including area code)
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Resource Real Estate Opportunity REIT, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on April 2, 2014 to provide the required financial information relating to our acquisition of a multifamily community located in Johns Creek, Georgia known as the Addison Place Apartments and Townhomes (the “Addison Place”), as described in such Current Report.
After reasonable inquiry, we are not aware of any material factors relating to the Addison Place that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01.    Financial Statement and Exhibits.

a.	Financial Statements

Page
Independent Auditor's Report	1

Statements of Revenues and Certain Operating Expenses for the Period from January 1, 2014 to March 31, 2014 (unaudited) and for the Year Ended December 31, 2013	2

Notes to Statement of Revenues and Certain Operating Expenses	3

b.	Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements	4

Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Three Months ended March 31, 2014	5

Notes to Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Three Months ended March 31, 2014	6

Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Year Ended December 31, 2013	7

Notes to Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Year Ended December 31, 2013	8

c.	Not applicable

d.	Exhibits

Exhibit No.        Description
23.1            Consent of McGladrey LLP

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

Dated: June 13, 2014	By:	/s/ Alan F. Feldman
Alan F. Feldman
Chief Executive Officer (Principal Executive Officer)

Independent Auditor's Report

To the Stockholders of
Resource Real Estate Opportunity REIT, Inc.

Report on the Statement
We have audited the accompanying statement of revenues and certain operating expenses (the “Statement”) of Addison Place, a multifamily community located in Johns Creek, Georgia (the “Property”) for the year ended December 31, 2013, and the related notes to the Statement.

Management’s Responsibility for the Statement
Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Statement of the Property for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Basis of Presentation

As described in Note 1 to the Statement, the accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Resource Real Estate Opportunity REIT, Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ McGladrey LLP

Philadelphia, Pennsylvania
June 13, 2014

Addison Place

Statements of Revenues and Certain Operating Expenses
For the Period from January 1, 2014 to March 31, 2014 (unaudited)
and for the Year Ended December 31, 2013

	For the Period from January 1, 2014 to March 31, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental income	$1,358,488	$5,321,135
Other income	237,160	1,046,044

Certain Operating Expenses:
Property operating expenses	254,172	1,180,887
Real estate taxes	148,589	594,356
Other taxes	—	8,738
Property insurance	25,528	102,100
Property management fees	55,848	222,523
General and administrative expenses	12,278	87,468
	1,099,233	4,171,107

The accompanying notes are an integral part of these Statements.

NOTE 1. Basis of Presentation

On March 28, 2014, Resource Real Estate Opportunity REIT, Inc. (the “Company”) purchased Addison Place Apartments and Townhomes (“Addison Place”), a multifamily community located in Johns Creek, Georgia, from unaffiliated sellers.

The statements of revenues and certain operating expenses (the “Statements”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Statements include the historical revenues and certain operating expenses of the Property, exclusive of interest income and interest expense, asset management fees, depreciation and amortization, and corporate expenses. Amounts included in property management fees include routine compensation paid to a third party managing property operations. The apartment complex was purchased for $70.5 million, excluding closing costs.

In the opinion of the Company’s management, all adjustments necessary for a fair presentation of the Statements for the period from January 1, 2014 to March 31, 2014 (unaudited) and for the year ended December 31, 2013 have been included. Such adjustments consisted only of normal recurring items. Interim results are not necessarily indicative of results for a year.

NOTE 2. Summary of Significant Accounting Policies

Revenue Recognition: Revenue is derived from the rental of residential housing units with lease agreement terms of generally one year or less. The Property recognizes rent as income on a straight line basis over the term of the related lease. Included within other income is tenant reimbursement income consisting of charges billed to tenants for trash removal, utilities, internet and cable, and other income amounts such as administrative, application and late fees, all of which are recognized in income as earned.

Use of Estimates: The preparation of the statements of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. Subsequent Events

The Property's management evaluated all events and transactions that occurred after December 31, 2013 through June 13, 2014, the date the statements of revenues and certain operating expenses were available to be issued. During this period, the Property did not have any material subsequent events other than as disclosed in Note 1.

Unaudited Pro Forma Consolidated Financial Information

On March 28, 2014, Resource Real Estate Opportunity REIT, Inc. (the “Company”) purchased Addison Place, a multifamily community, from an unaffiliated third party. The apartment complex was purchased for $70.5 million excluding closing costs, and was funded from the capital of the Company and proceeds from a line of credit.

The following unaudited pro forma financial statements do not include a pro forma consolidated balance sheet, as the consolidated balance sheet as of March 31, 2014 included in the Company’s quarterly report on Form 10-Q as of and for the period ended March 31, 2014 included the acquisition and purchase price allocations and related disclosures.

The following unaudited pro forma consolidated statements of operations and comprehensive loss for the three months ended March 31, 2014 and for the year ended December 31, 2013 are presented as if the Company had acquired Addison Place on January 1, 2013.  The footnotes to the pro forma financial statements provide details of the pro forma adjustments.  The Company believes that all material adjustments necessary to reflect the effects of the acquisition have been made.

This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in the Company’s annual report on Form 10-K for the year ended December 31, 2013 and the Company’s quarterly report on Form 10-Q for the period ended March 31, 2014, and are not necessarily indicative of what the actual operations or comprehensive loss would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Resource Real Estate Opportunity REIT, Inc.
Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss
For the Three Months Ended March 31, 2014
(in thousands, except per share data)

	For the Three Months Ended March 31, 2014 (a)	Pro Forma Adjustments		For the Three Months Ended March 31, 2014
Revenues:				(Pro Forma)
Rental income	$20,669	$1,358	(b)	$22,027
Other Income	—	237	(b)	237
Interest income	515	—		515
	21,184	1,595		22,779

Expenses:
Rental operating	$12,027	$428	(b)	$12,455
Acquisition costs	2,500	(1,413)	(d)	1,087
Management fees - related parties	2,109	254	(c)	2,363
General and administrative	2,294	12	(b)	2,306
Loss on disposal of assets	1,627	—		1,627
Depreciation and amortization expense	11,079	471	(e)	11,550
Total expenses:	31,636	(248)		31,388
Loss (income) before other expenses	(10,452)	1,843		(8,609)
Interest expense	2,739	—		2,739
(Loss) income from continuing operations	(13,191)	1,843		(11,348)
Discontinued operations:
Income from discontinued operations	2	—		2
Net loss	(13,189)	1,843		(11,346)
Net Income - Noncontrolling Interest	(804)	—		(804)
Net loss attributable to stockholders	$(13,993)	$1,843		$(12,150)

Other comprehensive loss:
Net loss	$(13,189)	1,843		(11,346)
Designated derivatives, fair value adjustment	(58)	—		(58)
Comprehensive loss	$(13,247)	$1,843		$(11,404)

Weighted average shares outstanding	67,364			67,364

Basic and diluted loss per share	$(0.20)			$(0.17)

See accompanying notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss
For the Three Months Ended March 31, 2014

a.	Reflects the Company’s historical consolidated operations for the three months ended March 31, 2014.

b.	Reflects operating activity from January 1, 2014 to March 31, 2014 for the acquisition made during the three months ended March 31, 2014.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor, LLC, a related party of the Company. The asset management fee was six twelfths of 1% of the asset’s cost for the three months ended March 31, 2014. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager, LLC, a related party of the Company. The property management fee is 3.5% of gross receipts for the three months ended March 31, 2014.

d.	Acquisition expenses are non-recurring and have been eliminated for the 2014 acquisition.

e.
Reflects the additional depreciation costs for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years and improvements are depreciated over their estimated useful lives ranging from three to 15 years.

Resource Real Estate Opportunity REIT, Inc.
Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss
For the Year Ended December 31, 2013
(in thousands, except per share data)

	For the Year Ended December 31, 2013 (a)	Pro Forma Adjustments		For the Year Ended December 31, 2013
Revenues:				(Pro Forma)
Rental income	$40,790	$5,321	(b)	$46,111
Other income	3,459	1,046	(b)	4,505
Interest income	262	−		262
	$44,511	$6,367		$50,878

Expenses:
Rental operating	$25,530	$1,885	(b)	$27,415
Acquisition costs	9,923	1,413	(d)	11,336
Foreclosure costs	49	—		49
Management fees - related parties	4,482	1,030	(c)	5,512
General and administrative	5,928	87	(b)	6,015
Impairment Charge	24	—		24
Loss on disposal of assets	1,337	—		1,337
Depreciation and amortization expense	18,245	2,406	(e)	20,651
Total expenses	65,518	6,821		72,339
Loss before interest expense	(21,007)	(454)		(21,461)
Interest expense	(951)	—		(951)
Loss from continuing operations	(21,958)	(454)		(22,412)
Discontinued operations:
(Loss) income from discontinued operations	(701)	—		(701)
Net gain on dispositions	3,173	—		3,173
Income from discontinued operations, net	2,472	—		2,472
Net loss	$(19,486)	$(454)		$(19,940)

Other comprehensive loss:
Net loss	$(19,486)	(454)		(19,940)
Designated derivatives, fair value adjustment	20	—		20
Comprehensive loss	$(19,466)	$(454)		$(19,920)

Weighted average shares outstanding	39,284			39,284

Basic and diluted loss per share	$(0.50)			$(0.51)

See accompanying notes to unaudited pro forma consolidated financial statements.

Notes to Unaudited Pro Forma Consolidated Statement of Operations and Comprehensive Loss
For the Year Ended December 31, 2013

a.	Reflects the Company’s historical consolidated operations for the year ended December 31, 2013.

b.	Reflects the applicable operating activity for the year ended December 31, 2013.

c.
Reflects the asset management fee associated with the acquisition.  The asset is managed by Resource Real Estate Opportunity Advisor, LLC, a related party of the Company. The asset management fee was 1% of the asset’s cost for the year ended December 31, 2013. Also, reflects the property management fee associated with the acquisition. The asset is managed by Resource Real Estate Opportunity Manager, LLC, a related party of the Company. The property management fee is 3.5% of gross receipts for the year ended December 31, 2013.

d.	Acquisition expenses are non-recurring and have been included in the 2013 results.

e.
Reflects the additional depreciation and amortization costs for the building and improvements incurred as a result of the acquisition.  Building depreciation is expensed over the property’s estimated useful life of 27.5 years.  In-place leases are amortized over seven months.